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                         PROVIDENT INSTITUTIONAL FUNDS
                                 ("the Trust")

                                    TempFund
                                    TempCash
                                    FedFund
                                     T-Fund
                               Federal Trust Fund
                              Treasury Trust Fund
                                    MuniFund
                                    MuniCash
                             California Money Fund
                              New York Money Fund
                                (each a "Fund")

                       Supplement dated November 15, 1999
                    to Prospectuses dated February 10, 1999

   The following is added to the "Price of Fund Shares" section of the Prospectus for each Fund of the Trust:

   On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next business day.